Exhibit 99.1

GANEDEN BIOTECH, INC. DIETARY SUPPLEMENTS BUSINESS
TABLE OF CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT	1
FINANCIAL STATEMENTS
Statements of Assets Acquired and Liabilities Assumed	2
Statements of Revenues and Direct Expenses	3
Notes to Statements of Assets Acquired and Liabilities Assumed and Statements of Revenues and Direct Expenses	4-6

Independent Auditors’ Report

To the Shareholders
Ganeden Biotech, Inc.

We have audited the accompanying statement of assets acquired and liabilities assumed of Ganeden Biotech, Inc. Dietary Supplements Business (the Company), as of December 31, 2010, and the related statement of revenues and direct expenses for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United State of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets acquired and liabilities assumed presents fairly, in all material respects, the financial position of Ganeden Biotech, Inc. Dietary Supplements Business as of December 31, 2010, and the results of operations for the year then ended in conformity with accounting principles generally accepted in the United States of America.

CERTIFIED PUBLIC ACCOUNTANTS

/s/ SS&G Financial Services, Inc.

Cleveland, OH
August 9, 2011

GANEDEN BIOTECH, INC. DIETARY SUPPLEMENTS BUSINESS
STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
(in thousands)

	March 31,	December 31,
	2011	2010
	(unaudited)
ASSETS ACQUIRED
Accounts receivable	$2,544	$2,152
Inventory	2,498	2,558
Prepaid expenses	389	163
Intellectual property	169	155
Total assets acquired	5,600	5,028

LIABILITIES ASSUMED
Accounts payable	1,395	1,053
Accrued liabilities	714	446
Total liabilities assumed	2,109	1,499
Net assets acquired	$3,491	$3,529

See accompanying notes to the statements of assets acquired and liabilities assumed and statements of revenues and direct expenses.

GANEDEN BIOTECH, INC. DIETARY SUPPLEMENTS BUSINESS
STATEMENTS OF REVENUES AND DIRECT EXPENSES
(in thousands)

	For the Three Months Ended March 31,		For the Year Ended December 31,
	2011	2010	2010
	(unaudited)	(unaudited)

NET REVENUES	$4,556	$3,557	$17,102
DIRECT EXPENSES
Cost of sales	2,014	1,437	7,338
Selling and marketing	1,641	1,381	6,248
General and administrative	394	434	1,899

Total direct expenses	4,049	3,252	15,485

Excess of revenues over direct expenses	$507	$305	$1,617

See accompanying notes to the statements of assets acquired and liabilities assumed and statements of revenues and direct expenses.

GANEDEN BIOTECH, INC. DIETARY SUPPLEMENTS BUSINESS
NOTES TO STATEMENTS OF ASSETS ACQUIRED AND
LIABILITIES ASSUMED AND STATEMENTS OF REVENUES AND DIRECT EXPENSES

NOTE A – Overview and basis of presentation

Overview
Ganeden Biotech, Inc., (“Ganeden”), is a privately held company that was founded in 1997.  The Company’s technology platform is based on a delivery system for Lactic Acid Bacteria (LAB) that has allowed the Company to overcome the manufacturing, stability, and delivery challenges that previously inhibited widespread commercial use of LAB.  Until this time, no commercial product had been introduced using LAB.  The bacteria, which is either the active ingredient or the basis of the active ingredient in the majority of the Company’s consumer based or licensed products, is considered Generally Regarded As Safe (GRAS).  Under this classification, the Company does not require FDA pre-approval in order to market its products.

On June 1, 2011, Schiff Nutrition Group, Inc. (“Schiff”) acquired from Ganeden certain trade receivables, inventories, prepaid expenses and intellectual property and assumed certain trade payables and accrued expenses of Ganeden’s Dietary Supplements Business (the “Acquired Net Assets” or the “Company”) in accordance with the Asset Purchase Agreement (the “Agreement”).  In exchange for consideration received, Ganeden transferred the Acquired Net Assets to Schiff.

Schiff did not acquire or succeed to substantially all of the assets and liabilities of Ganeden; therefore, these financial statements represent the assets acquired and liabilities assumed as well as the revenues and direct expenses related to the Acquired Net Assets sold in connection with the Agreement, except as discussed below in Basis of Presentation.

Basis of presentation
The accompanying statements have been derived from the historical records of Ganeden to present statements of assets acquired and liabilities assumed and revenues and direct expenses related to the Ganeden Biotech, Inc. Dietary Supplements Business (the Dietary Supplements Business) in accordance with accounting principles generally accepted in the U.S. (“GAAP”).  The statements of assets acquired and liabilities assumed and the statements of revenues and direct expenses have been included in this report in lieu of full financial statements because the preparation of full financial statements was determined to be impracticable.  The Acquired Net Assets were not operated as a separate business unit or legal entity of Ganeden, but were an integrated part of Ganeden’s consolidated operations.

In the opinion of management, the accompanying statements contain all adjustments considered necessary to fairly present the assets acquired, liabilities assumed, and revenues and direct expenses related to the Dietary Supplements Business.  These statements are not intended to be a complete presentation for the financial position or results of operations for the Acquired Net Assets.  The historical operating results of the Dietary Supplements Business may not be indicative of its results in the future due to changes in the business.

These financial statements include allocations from Ganeden for services provided to or the benefits received by the Dietary Supplements Business.  The allocation policies were established by Ganeden’s management.

Costs which relate solely to the operations of the Acquired Net Assets are allocated entirely to the Acquired Net Assets.  These expenses consist of costs of personnel who are 100% dedicated to the operations of the Dietary Supplements Business, amounts paid to third parties for services rendered to the Dietary Supplements Business and any costs incurred by Ganeden which are specifically identifiable to the operations of the Dietary Supplements Business.

Allocations include administrative, overhead, shared personnel and other expenses such as selling, marketing, legal and accounting costs.  These costs have been allocated to the Dietary Supplements Business based on their relative percentage to Ganeden revenues. Certain expense items not directly associated with the Dietary Supplements Business, such as interest and income taxes were excluded from the statements of revenues and direct expenses.  The allocation of such costs was not historically made and therefore, would be made at the discretion of management and would not necessarily be indicative of what such costs actually would have been had the Acquired Net Assets been operated as a stand-alone entity.  In the opinion of management, the methods for allocating these costs are reasonable.

All cash flow requirements related to the Acquired Net Assets were funded by Ganeden, and cash management functions were not performed at the Acquired Net Assets level.  Therefore, a statement of cash flows, including cash flows from operating, investment and financing activities, is not presented as the Acquired Net Assets did not maintain a separate cash balance.

GANEDEN BIOTECH, INC. DIETARY SUPPLEMENTS BUSINESS
NOTES TO STATEMENTS OF ASSETS ACQUIRED AND
LIABILITIES ASSUMED AND STATEMENTS OF REVENUES AND DIRECT EXPENSES

NOTE B – Summary of significant accounting policies

Trade accounts receivable
The Company reports trade receivables at net realizable value.  Management determines the allowance for doubtful accounts and returns based on historical losses and current economic conditions.  On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against an existing allowance account or against earnings.  There was no allowance for doubtful accounts as of March 31, 2011 and December 31, 2010.

Inventory
Inventory is valued at the lower of cost or market, with cost determined on a first-in, first-out basis.

Intellectual property
Intellectual property primarily consists of trademarks which have indefinite lives and are reviewed for impairment on a yearly basis.  There was no impairment on trademarks as of March 31, 2011 and December 31, 2010.

Revenue recognition
Revenue is recognized using the following criteria: (a) persuasive evidence of an arrangement exists, (b) delivery has occurred or services have been rendered, (c) the seller’s price is fixed or determinable and (d) collectability is reasonably assured.  Revenue is reported net of returns and discounts.

Cost of sales
Costs of sales include expenses incurred to acquire and produce inventory for sales, including product costs, purchasing costs, freight-in, import costs, internal transfer costs, quality assurance costs and certain warehousing, or handling, costs associated with the receiving or manufacturing of goods for sale.

General and administrative expenses
General and administrative expenses include only those costs directly associated with producing inventory for sales.  The amount of general and administrative expenses included in the statements of revenues and direct expenses reflects an allocation of those costs incurred by Ganeden based on a percentage of revenue.

Advertising expense
Advertising costs are expensed as incurred.  Advertising expenditures for the three months ended March 31, 2011 and 2010 were $1,031,312 (unaudited) and $778,895 (unaudited), respectively, and for the year ended December 31, 2010 were $3,777,908.

Concentrations of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable.  For the three months ended March 31, 2011, there were two customers whose combined sales were 52% of total sales and combined receivables were 45% of total accounts receivable at March 31, 2011.  For the three months ended March 31, 2010, there was one customer whose sales were 51% of total sales and 44% of accounts receivable at March 31, 2010.  For the year ended December 31, 2010, there were three customers whose combined sales were 62% of total sales and combined receivables were 64% of total accounts receivable at December 31, 2010.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Subsequent Events
The Company has evaluated subsequent events through August 9, 2011, and has determined that there were no subsequent events that have occurred through that date that have not already been reflected in the financial statements and/or disclosed in the notes.

GANEDEN BIOTECH, INC. DIETARY SUPPLEMENTS BUSINESS
NOTES TO STATEMENTS OF ASSETS ACQUIRED AND
LIABILITIES ASSUMED AND STATEMENTS OF REVENUES AND DIRECT EXPENSES

NOTE C – Inventory

Inventories, by category, are as follows (in thousands) at:
	March 31, 2011	December 31, 2010
	(unaudited)

Raw materials	$1,634	$1,143
Work in process	—	134
Finished goods	864	1,281

Total	$2,498	$2,558

NOTE D – Contingencies and commitments

From time to time, the Company is involved in claims, legal actions and governmental proceedings that arise from its business operations.  Although ultimate liability cannot be determined at the present time, based on available information, the Company does not believe the resolution of these matters will have a material adverse effect on its results of operations and financial condition.  However, it is possible that future litigation could arise, or that developments could occur in existing litigation, that could have a material adverse effect on the Company’s results of operations and financial condition.

The Company is a defendant in a purported consumer protection class action filed on July 1, 2011 in the United States District Court for the Southern District of California regarding, among other products, Sustenex probiotic capsules and Digestive Advantage products.  The complaint seeks injunctive relief, equitable relief, a declaratory judgment, and an order requiring the defendants to engage in “corrective” advertising, as well as unspecified additional relief.  Management disputes the allegations contained in the complaint and intends to vigorously defend the action.